Retail Class Shares (WAGNX)
Institutional Class Shares (WGNIX)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated November 26, 2025 to the Summary Prospectus dated October 31, 2025

At a meeting held on November 18, 2025, the Board of Trustees of the Trust (the “Board”) approved the Reorganization (as defined below) of the Pabrai Wagons Fund a series of Professionally Managed Portfolios (the “Mutual Fund”) into an exchange-traded fund. The Mutual Fund will be reorganized into the newly created Pabrai Wagons ETF (the “ETF”), which is also a series of Professionally Managed Portfolios (the “Reorganization”). The Reorganization is expected to close on or about February 9, 2026, and is intended to qualify as a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. Following the Reorganization, the ETF will continue to be managed by Dhandho Funds LLC dba Pabrai Wagons Advisors (“Pabrai” or the “Adviser”) with no changes to its investment objectives, investment strategies, or fundamental investment restrictions.

The Board has determined that the Reorganization offers multiple benefits to the Mutual Fund and its shareholders, is in the best interests of the Mutual Fund and its shareholders and will not result in the dilution of shareholder interests. The ETF structure is expected, for example, to offer enhanced tax efficiency, greater trading flexibility, and increased transparency of portfolio holdings. The ETF will operate under a unitary management fee structure (or “unitary fee,” as defined below), pursuant to which the Adviser will receive a fixed fee at the annual rate of 0.90% of the ETF’s average daily net assets. This unitary fee is the same as the advisory fee of the Mutual Fund, and the unitary fee is less than the current expense ratio of each class of the Mutual Fund as reflected in the table below.

Current Mutual Fund Share Class	Current Expense Ratio(1)	Proposed ETF	Unitary Fee
Pabrai Wagons Fund - Retail Class Shares (WAGNX)	1.25%	Pabrai Wagons ETF ([WAGN])	0.90%
Pabrai Wagons Fund - Institutional Class Shares (WGNIX)	1.00%
(1) Ratio of expenses to average net assets as of annual period ended June 30, 2025.

In the coming weeks, shareholders of record of the Mutual Fund will receive an Information Statement/Prospectus describing the proposed Reorganization. The Information Statement/Prospectus is expected to include information describing the similarities and differences between the ETF and the Mutual Fund (including their fees and expenses), the structure and operations of ETFs, the terms and conditions of the Agreement and Plan of Reorganization (the “Agreement”), the factors considered by the Board in approving the Reorganization, and the anticipated tax-free treatment of the Reorganization.

In order to accomplish the Reorganization, the Board approved an Agreement for the Mutual Fund. Pursuant to the Agreement, the Mutual Fund will transfer its assets to the ETF in exchange for ETF shares and the assumption by the ETF of the Mutual Fund’s liabilities. As a result of the Reorganization, the Mutual Fund will be converted into an ETF.

If the Reorganization satisfies those certain closing conditions set forth in the Agreement, the Reorganization is currently expected to be completed on or about February 9, 2026. Upon completion of the Reorganization, shareholders who hold their Mutual Fund shares in a brokerage account eligible to hold ETF shares (a “Qualifying Brokerage Account,” as further explained in the Q&A) will receive ETF shares having an aggregate net asset value equal to the aggregate net asset value of their Mutual Fund shares held immediately prior to the Reorganization, plus any cash in lieu of fractional shares, if applicable. As a result, such shareholders will become shareholders of the ETF and will no longer be shareholders of the Mutual Fund. The Mutual Fund will then be dissolved.

The proposed Reorganization is expected to qualify as a tax-free transaction for federal income tax purposes. However, because ETF shares are not issued in fractional shares, shareholders who hold fractional shares of the Mutual Fund may have such fractional shares redeemed at net asset value immediately prior to the Reorganization. Any such cash payment may be treated as a taxable transaction for federal income tax purposes.

Following the Reorganization, Pabrai, the Mutual Fund’s investment adviser, will continue to serve as the ETF’s investment adviser and make the day-to-day investment portfolio decisions for the ETF. The Mutual Fund’s current portfolio manager will continue to serve as the portfolio manager of the ETF.

The ETF will assume and continue the investment operations of the Mutual Fund, including its performance history and financial records. The ETF has not commenced investment operations.

There are a number of operational and other steps that must occur to implement the Reorganization for the Mutual Fund and its shareholders. More information about these matters is set forth below. Importantly, as noted above, shareholders must have a Qualifying Brokerage Account.

Consolidation of Share Classes and Fee Waivers

The Mutual Fund will consolidate its share classes before the closing of the Reorganization. Prior to the closing of the Reorganization, all issued and outstanding Retail Class Shares will be consolidated into Institutional Class Shares (the “Share Class Consolidation”). Following the Share Class Consolidation, the Retail Class will be closed. The Board approved the Share Class Consolidation at the November 18, 2025, meeting. The Share Class Consolidation is not expected to trigger taxable events for federal income tax purposes.

Retail Class Shares. After the close of business on or about January 23, 2026, the Mutual Fund will consolidate the Retail Class Shares into Institutional Class Shares. Prior to this consolidation, shareholders of Retail Class Shares may redeem or exchange their Mutual Fund shares as described in the Mutual Fund’s Prospectus. In the consolidation, each shareholder holding Retail Class Shares of the Mutual Fund will receive Institutional Class Shares of the Mutual Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Retail Class Shares.

Institutional Class Shares. Following the Share Class Consolidation, the Mutual Fund will have a single class of Institutional Shares. Effective on or about January 23, 2026, the Adviser has agreed to waive its fees and/or pay the Mutual Fund’s expenses such that the total expense ratio of the Institutional Class Shares will not exceed 0.90% of the average daily net assets of the Institutional Class Shares. Upon the closing of the Reorganization expected on or about February 9, 2026, the Institutional Shares will be converted into ETF shares pursuant to the Agreement and Plan of Reorganization.

Moving Your Mutual Fund Shares to a Brokerage Account

In order to receive shares of the ETF as part of the Reorganization, shareholders must hold their shares of the Mutual Fund through a Qualifying Brokerage Account. If shareholders already hold their shares in a brokerage account that can hold ETF shares, no action is necessary. Please see the Q&A that follows for additional information on different types of accounts that may not be able to hold ETF shares, as well as instructions describing how to transfer mutual fund shares to a Qualifying Brokerage Account that can receive ETF shares as part of the Reorganization.

Suspension of Purchases and Redemptions

In anticipation of the closing of the Reorganization, the final date to purchase or redeem Mutual Fund shares will be on or about February 2, 2026. The Mutual Fund will no longer be able to open shareholder accounts directly through the Mutual Fund’s transfer agent, U.S. Bank Global Fund Services. Shareholders must open a brokerage account through a financial intermediary.

More Information about Trading an ETF

There are some differences between a traditional mutual fund and an ETF. After the Reorganization, ETF shares may only be traded through a brokerage account, and transactions will be executed on an exchange at prevailing market prices. Because ETF shares will trade at market prices rather than at NAV, ETF shares may trade at a price less than (discount) or greater than (premium) the portfolio’s net asset value. As with all ETFs, your brokerage platform may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees (NTF) on many brokerage platforms.

Unitary Fee Structure

The ETF will operate under a unitary fee structure, which differs from the Mutual Fund’s current multi-component expense structure comprised of the advisory fee of 0.90%, Rule 12b-1 fees (as applicable), shareholder servicing fees, and other expenses. Under the unitary fee arrangement, the ETF will pay the Adviser a single, fixed fee at the annual rate of 0.90% of the ETF’s average daily net assets. The Adviser will pay all the ETF’s ordinary operating costs, including administration, custody, transfer agency, legal, audit, and other routine expenses. ETF shareholders will not be charged separately for these services. The ETF will pay certain other expenses not covered by the unitary fee, which include interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, accrued deferred tax liability, extraordinary expenses, and any distribution (12b-1) fees and expenses under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 Act. The ETF will not make payments under the Rule 12b-1 Plan, but may do so in the future subject to board approval of any payments.

IMPORTANT NOTICE ABOUT YOUR MUTUAL FUND ACCOUNT
QUESTIONS AND ANSWERS
The following is a brief Q&A that provides information to help you determine if you need to take action with respect to your Mutual Fund shares prior to the Reorganization in order to receive shares of the ETF.

Q.     What types of shareholder accounts can receive ETF shares as part of the Reorganization?

A.If you hold your Mutual Fund shares in a brokerage account that permits you to purchase securities traded on an exchange, such as ETFs or other types of stocks, then you will not need to take any action with respect to your account to receive ETF shares.

Unlike mutual fund shares, which may be held directly with the Mutual Fund’s transfer agent and are traded at net asset value once per day, ETF shares trade throughout the day on national securities exchanges and must be held through a brokerage account. As a result, shareholders must hold their Mutual Fund shares in a Qualifying Brokerage Account in order to receive ETF shares when the Reorganization closes.

Q.    What types of shareholder accounts cannot receive ETF shares as part of the Reorganization, and what will happen if I do not have a brokerage account that can accept ETF shares at the time of Reorganization?

A.The following account types cannot hold ETF shares:

•Direct Accounts – If you hold your Mutual Fund shares in an account directly with the Mutual Fund’s transfer agent, (a “direct account”), you should transfer your Mutual Fund shares to a brokerage account that can accept ETF shares. If you do not make this change before the anticipated cutoff date of February 2, 2026, you will not receive ETF shares as part of the Reorganization. Instead, your investment will be liquidated on or about February 2, 2026 and you will receive cash equal in value to the net asset value of your Mutual Fund shares. Such a liquidation will result in a cash payment to the shareholder and may result in a taxable gain or loss for shareholders holding their shares in a taxable account. Shareholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

•Non-Accommodating Brokerage Accounts – If you hold your Mutual Fund shares in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the anticipated cutoff date of February 2, 2026, you will not receive ETF shares as part of the Reorganization. Instead, your investment will be liquidated on or about February 2, 2026 and you will receive cash equal in value to the net asset value of your Mutual Fund shares. Such a liquidation will result in a cash payment to the shareholder and may result in a taxable gain or loss for shareholders holding their shares in a taxable account. Shareholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

•Non-Accommodating Retirement Accounts – If you hold your Mutual Fund shares in an IRA or group retirement plan where the plan sponsor does not have the ability to hold ETF shares, you may need to redeem your shares or, if applicable, your financial intermediary may transfer your investment in the Mutual Fund to a different investment option prior to the Reorganization. If either such change is not made before the anticipated cutoff date of February 2, 2026, you will not receive shares of the ETF as part of the Reorganization. Instead, your investment will be liquidated on or about February 2, 2026, and you will receive cash equal in value to the net assets value of your Mutual Fund shares. Your share liquidation and corresponding distribution will be an age-based distribution with federal withholding on the liquidation date. Please also note that state withholding may also apply. Checks will be mailed to your address of record. You may have a limited time, typically 60 days, to reinvest the proceeds to avoid tax consequences.

•Direct IRA – If you hold your Mutual Fund shares through a direct IRA with U.S. Bank as Custodian and do not take action to transfer your Mutual Fund shares to a brokerage account that can accept ETF shares prior to February 2, 2026, you will not receive ETF shares as part of the Reorganization. Instead, your investment will be liquidated on or about September February 2, 2026 and you will receive cash equal in value to the net asset value of your Mutual Fund shares. Your share liquidation and corresponding distribution will be an age-based distribution with federal withholding on the liquidation date. Please also note that state withholding may also apply. Checks will be mailed to your address of record. You may have a limited time, typically 60 days, to reinvest the proceeds to avoid tax consequences. Call 1-877-862-9556 for more information.

In some cases, the liquidation of your investment and return of cash may be subject to fees and expenses and it may take time for you to receive your cash. Such a liquidation will result in a cash payment to the shareholder and may result in a taxable gain or loss for shareholders holding their shares in a taxable account. Shareholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

If you are unsure about the ability of your account to accept ETF shares, contact your financial intermediary.

Q.     How do I transfer my Mutual Fund shares from a direct account to a Qualifying Brokerage Account that will accept ETF shares?

This step is only required by shareholders that hold their Mutual Fund shares in an account directly with the Mutual Fund’s transfer agent. If you already hold your shares in a brokerage account that allows you to hold ETF shares, you need not consider the following.

A.To transfer your shares from the Mutual Fund’s transfer agent to a brokerage account, contact your financial intermediary and inform them that you would like to transfer your Mutual Fund shares that you hold directly with the mutual fund into your brokerage account. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account. The transfer process is expected to be straightforward.

We suggest you provide your financial intermediary with a copy of your Mutual Fund statement containing your Mutual Fund account number. Your financial intermediary will help you complete a form to initiate the transfer. Once you sign this form, your financial intermediary will submit the form to the transfer agent directly and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at 1-877-862-9556.

Q.     How do I transfer my Mutual Fund shares from a non-accommodating brokerage account to a Qualifying Brokerage Account that will accept ETF shares?

A.If you hold your shares of the Mutual Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares.

Q.     What if I do not want to own shares of the ETF?

A.If you do not want to receive ETF shares in connection with the Reorganization, you can redeem your Mutual Fund shares. Prior to doing so, however, you should consider the tax consequences associated with such action. Redemption of Mutual Fund shares prior to the Reorganization may constitute a taxable transaction for shareholders holding their Mutual Fund shares in a taxable account. The last date to redeem shares prior to the Reorganization is currently expected to be February 6, 2026. This date is subject to change if the closing date is adjusted.
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In connection with the Reorganization discussed herein, a combined prospectus/information statement included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the prospectus/information statement will not be distributed to shareholders of the Mutual Fund unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. Free copies of the materials will be available on the SEC’s website at www.sec.gov. A paper copy of these materials can be obtained at no charge by calling 1-800-820-2416.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Shareholders should retain this Supplement for future reference.